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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated September 23, 1998 included in Christiana Companies, Inc.'s Form 10-K for the fiscal year ended June 30, 1998, and to all references to our Firm included in this Registration Statement.

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin

December 23, 1998